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                                                                    Exhibit 32.5


                                 CERTIFICATION


        The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-QSB for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.



Dated: November 11, 2004                    By:   /s/ Ronald E. Roark
                                                  -----------------------------
                                                  Ronald E. Roark, Chairman and
                                                  Chief Executive Officer



                                            By:   /s/ Rick L. Lewis
                                                  -----------------------------
                                                  Rick L. Lewis, Vice President,
                                                  Treasurer and Chief Financial
                                                  Officer



                                            By:   /s/ Stephen W. Brown
                                                  -----------------------------
                                                  Stephen W. Brown, Secretary


     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc.
       and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.